Exhibit 99(a)

Revised Descriptions of Our Businesses Based on Our New Organization (Pages 1-9)

Exhibit 99(a)

Revised Descriptions of Our Businesses Based on Our New Organization (Pages 1-9)

Part I

Operating Segments

As described in our Form 8-K filed June 23, 2005, we reorganized our businesses on July 5, 2005, around markets and customers. We believe this organization will help us accelerate growth, improve productivity and retain, as well as grow, the best management talent.

Our six reporting segments as of July 5, 2005, were as follows:

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Commercial Financial Services - the combination of our previous Commercial Finance (excluding Aviation Services, Energy Financial Services and Transportation Finance) and Insurance segments and GE Equity, previously reported in the Equipment & Other Services segment

•	Consumer Finance - unchanged

•	Healthcare - unchanged

•
Industrial - the combination of our previous Consumer & Industrial and Advanced Materials segments, the security, sensing and Fanuc Automation businesses of our previous Infrastructure segment, the inspection technology business of our previous Transportation segment and Equipment Services, previously reported in the Equipment & Other Services segment

•
Infrastructure - the combination of our previous Energy and Transportation segments, the water business of our previous Infrastructure segment, and Aviation Services, Energy Financial Services and Transportation Finance of our previous Commercial Finance segment

•	NBC Universal - unchanged

Commercial Financial Services

Commercial Financial Services (27.9%, 32.0% and 29.5% of consolidated revenues in 2004, 2003 and 2002, respectively) offers a broad range of financial services worldwide. We have particular mid-market expertise and offer loans, leases and other financial services to customers, including manufacturers, distributors and end-users for a variety of equipment and major capital assets. These assets include industrial-related facilities and equipment; commercial and residential real estate; vehicles; corporate aircraft; and equipment used in many industries, including the construction, manufacturing, telecommunications and healthcare industries. We also provide reinsurance and primary commercial insurance products to insurance companies as well as financial security solutions to consumers.

During 2004, we acquired a portion of the commercial lending business of Transamerica Finance Corporation; the U.S. leasing business of IKON Office Solutions; Sophia S.A., a real estate company in France; and Benchmark Group PLC, a U.K.-listed real estate property company.

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We operate in a highly competitive environment. Our competitors include commercial banks, investment banks, leasing companies, financing companies associated with manufacturers, independent finance companies and insurance companies. Competition related to our lending and leasing operations is based on price, that is interest rates and fees, as well as deal structure and terms. Profitability is affected not only by broad economic conditions that affect customer credit quality and the availability and cost of capital, but also by successful management of credit risk, operating risk and market risks such as interest rate and currency exchange risks. Success requires high quality risk management systems, customer and industry specific knowledge, diversification, service and distribution channels, strong collateral and asset management knowledge, deal structuring expertise and the ability to reduce costs through technology and productivity. Competition related to our insurance operations is based on service, brand, product features, price commission structure, marketing and distribution arrangements, reputation and financial strength ratings. We are well positioned to compete in select niche insurance and reinsurance segments given our expertise, analytics capabilities and service and, are well positioned to benefit from developing demographic, governmental and market trends, including aging U.S. populations with growing retirement income needs, growing lifestyle protection gaps and increasing global opportunities for mortgage insurance.

Our headquarters are in Stamford, Connecticut with offices throughout North America, South America, Europe, Australia and Asia.

We also provide supplemental information for certain businesses within the Commercial Financial Services segment for greater clarity as follows:

Capital Solutions

Capital Solutions offers a broad range of financial services worldwide, and has particular mid-market expertise, offering loans, leases, inventory finance and other financial services to customers, including manufacturers, dealers and end-users for a variety of equipment and major capital assets. These assets include retail facilities; vehicles; corporate aircraft; and equipment used in many industries, including the construction, transportation, technology, and manufacturing industries.

Insurance

Insurance offers a broad range of insurance and investment products that provide reinsurance and primary commercial insurance products to insurance companies, Fortune 100 companies, self-insurers and healthcare providers, and help consumers create and preserve personal wealth, protect assets and enhance their life styles. For lenders and investors, we provide protection against the risks of default on low-down-payment mortgages.

In May 2004, we completed an initial public offering of Genworth Financial, Inc. (Genworth), our formerly wholly-owned subsidiary that conducts most of our consumer insurance business, including life and mortgage insurance operations. We sold approximately 30% of the common shares of Genworth to the public, and we expect (subject to market conditions) to reduce our ownership over the next two years as Genworth transitions to full independence.

Real Estate

Real Estate operates globally, both directly and through joint ventures. Our Real Estate business finances, with both equity and loan structures, the acquisition, refinancing and renovation of office buildings, apartment buildings, self

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storage facilities, retail facilities, industrial properties, parking facilities and franchise properties. Our typical Real Estate loans are intermediate term, may be either senior or subordinated, fixed or floating-rate, and are secured by existing income-producing commercial properties. Our originations of low loan-to-value loans are conducted for term securitization within one year. We invest in, and provide restructuring financing for, portfolios of mortgage loans, limited partnerships and tax-exempt bonds.

Consumer Finance

Consumer Finance (10.3%, 9.5% and 7.8% of consolidated revenues in 2004, 2003 and 2002, respectively) is a leading provider of credit products and services to consumers, retailers and auto dealers in 41 countries. We offer a broad range of financial products, including private-label credit cards; personal loans; bank cards; auto loans, leases and inventory financing; residential mortgages; corporate travel and purchasing cards; debt consolidation loans; home equity loans; and credit and other insurance products for customers on a global basis.

In 2004, as part of our continued global expansion, we acquired Australian Financial Investments Group (AFIG), a residential mortgage lender in Australia; WMC Finance Co. (WMC), a U.S. wholesale mortgage lender; and the private-label credit card portfolio of Dillard’s Inc.

Our operations are subject to a variety of bank and consumer protection regulations, including regulations controlling data privacy. Further, a number of countries have ceilings on rates chargeable to consumers in financial service transactions. We are subject to competition from various types of financial institutions including commercial banks, leasing companies, consumer loan companies, independent finance companies, manufacturers’ captive finance companies, and insurance companies. Industry participants compete on the basis of price, servicing capability, promotional marketing, risk management, and cross selling. The markets in which we operate are also subject to the risks of declining retail sales, changes in interest and currency exchange rates, and increases in personal bankruptcy filings.

Our headquarters are in Stamford, Connecticut and our operations are located in the North America, Europe, Asia, South America and Australia.

Healthcare

Healthcare (8.8%, 7.6% and 6.8% of consolidated revenues in 2004, 2003 and 2002, respectively) manufacturers, sells and services a wide range of medical equipment including equipment for magnetic resonance (MR), computed tomography (CT), Positron Emission Tomography (PET) imaging, x-ray, patient monitoring, diagnostic cardiology, nuclear imaging, ultrasound, bone densitometry, anesthesiology and oxygen therapy, neonatal and critical care, and therapy. In April 2004, we acquired Amersham plc, a world leader in medical diagnostics and life sciences. Products include diagnostic imaging agents used in medical scanning procedures, protein separations products including chromotography purification systems used in the manufacture of bio-pharmaceuticals, and high-throughput systems for applications in genomics, proteomics and bioassays. We sell product services to hospitals, medical facilities, and pharmaceutical and research companies worldwide. Our product services include remote diagnostic and repair services for medical equipment manufactured by GE and by others, as well as computerized data management and customer productivity services.

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We compete with a variety of U.S. and non-U.S. manufacturers and services operations. Technological competence and innovation, excellence in design, high product performance, quality of services and competitive pricing are among the key factors affecting competition for these products and services. Throughout the world, we play a critical role in delivering new technology to improve patient outcomes and productivity tools to help control healthcare costs.

For information about orders and backlog, see page 11 of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Exhibit 99(d).

Our headquarters are in Chalfont St. Giles, United Kingdom and our operations are located in North America, Europe, Asia, Australia and South America.

Industrial

Industrial (20.1%, 18.6% and 19.8% of consolidated revenues in 2004, 2003 and 2002, respectively) produces and sells products including consumer appliances, industrial equipment and plastics. We also finance business equipment for a wide variety of customer applications.

Our operations are located in North America, Europe, Asia and South America.

We also provide supplemental information for certain businesses within the Industrial segment for greater clarity as follows:

Consumer & Industrial

Consumer & Industrial sells products characterized by high volume and relatively low unit prices. Our products share several characteristics - competitive design, efficient manufacturing and effective distribution and service. Strong global competition rarely permits premium pricing, so cost control, including productivity, is key. Despite pricing pressures on many of our products, we also invest in the development of differentiated, premium products that are more profitable. While some Consumer & Industrial products are primarily directed to consumer applications (appliances, for example), and some primarily to industrial applications (switchgear, for example), others are directed to both markets (lighting, for example).

We sell and service home appliances including refrigerators, freezers, electric and gas ranges, cooktops, dishwashers, clothes washers and dryers, microwave ovens, room air conditioners, and residential water systems for filtration, softening and heating. Brands are Monogram®, GE Profile™, GE®, and Hotpoint®.

We manufacture certain products, and also source finished product and component parts from third-party global manufacturers. A large portion of our appliances sales are through a variety of retail outlets for replacement of installed units. Residential building contractors installing units in new construction are our second major U.S. channel. We offer the largest manufacturer’s service organization in the appliances industry, providing in-home repair, extended service plans, warranty administration and risk management services. We also manufacture and sell approximately 6,000 different lamp products for commercial, industrial and consumer markets, including full lines of incandescent, halogen, fluorescent, high-intensity discharge, light-emitting diode, automotive and miniature products.

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Consumer & Industrial also provides integrated electrical equipment and systems used to distribute, protect and control energy and equipment. We manufacture and distribute electrical distribution and control products including transformers, meters, relays, circuit breakers, panel boards and general purpose controls that are used to distribute and manage power in a variety of residential, commercial, consumer and industrial applications. In addition, we design and manufacture motors and control systems used in end-industrial and consumer products such as heating, ventilation and air conditioning, dishwashers, and clothes washers and dryers. We also provide customer-focused solutions centered on the delivery and control of electric power, and market a wide variety of commercial lighting systems and lighting for aircraft, automotive and other transportation applications, front and rear video projection, medical, architectural, fiber optic, stage, studio, nightclub and theater applications.

The aggregate level of economic activity in markets for such products and services generally lag overall economic slowdowns as well as subsequent recoveries. In the United States, industrial markets are undergoing significant structural changes reflecting, among other factors, increased international competition and pressures to modernize productive capacity.

We also have a network of electrical product supply houses selling electrical products and parts, fasteners, voice and datacom parts, lighting equipment and supplies from GE and other leading manufacturers. Our business serves electrical contractors, industrial and commercial users, engineer constructors, original equipment manufacturers, utilities and the aerospace industry.

Equipment Services

Equipment Services helps customers manage, finance and operate a wide variety of business equipment worldwide. We provide rentals, leases, sales, asset management services and loans for portfolios of commercial and transportation equipment, including tractors, trailers, railroad rolling stock, modular space units, intermodal shipping containers and marine containers. Our operations are conducted in highly competitive markets. Economic conditions, geographic location, pricing and equipment availability are important factors in this business. Future success will depend upon our ability to maintain a large and diverse customer portfolio, optimize asset mix, maximize asset utilization and manage credit risk. In addition, we seek to understand our customers and to meet their needs with unique, efficient and cost effective product and service offerings.

Plastics

Plastics manufactures and sells high-performance plastics used by compounders, molders, and major original equipment manufacturers for use in a variety of applications, including fabrication of automotive parts, computer enclosures, compact disks and optical-quality media, major appliance parts, telecommunications equipment and construction materials. Our business has a significant operating presence around the world and we participate in numerous manufacturing and distribution joint ventures.

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Our business environment is characterized by technological innovation and heavy capital investment. To remain competitive we must maintain emphasis on efficient manufacturing process implementation and devote significant resources to market and application development. Our competitors include large, technology-driven suppliers of the same, as well as other functionally similar, materials. Our business is cyclical and is sensitive to variations in price and to the effects of supply/demand factors on the cost of raw materials such as benzene, cumene and methanol. Competition is affected by availability of manufacturing capacity and anticipation of new product or material performance requirements. Our application development, often in association with our existing or potential customers, and associated technology assistance have added additional market demand. Product and manufacturing process patents establish barriers to entry in many product lines.

Other

Our Industrial business sells structured products, silicones, high-purity quartzware and, until the sale of our Superabrasives business in late 2003, industrial grade and gem quality diamonds. Market opportunities are created by substituting many of these products for other materials, thereby providing our customers with productivity through improved material performance at lower system costs. We sell these materials to a diverse, worldwide customer base, mainly manufacturers. Our business has a significant operating presence around the world and we participate in numerous manufacturing and distribution joint ventures. In 2003, we acquired OSi Specialties, a leading, global supplier of silanes, specialty silicones and urethane additives, and we divested our Specialty Chemicals and Superabrasives units.

We also offer protection and productivity solutions to some of the most pressing issues that industries face: safe facilities, plant automation and sensing applications in the operating environment. From home to industry to national security, our technology covers the full spectrum of security solutions, including card access systems, high-tech video monitoring, intrusion and smoke detection, real estate and property control and explosives and narcotics detection. We are an industry leader in the design and manufacture of sensing elements, devices, instruments and systems that enable customers to monitor, protect, control and ensure the safety of their critical applications. Other product services include precision sensors for temperature flow rate, pressure, humidity, gas, infrared and ultrasonic applications; high-quality handheld and portable field calibrators; stand-alone measurement instrumentation; and systems that provide the end-to-end solutions necessary to validate or certify vital processes. We deliver automation hardware and software designed to help users reduce costs, increase efficiency and enhance profitability through a diverse array of capabilities and products, including controllers, embedded systems, advanced software, motion control, computer numerical controls, operator interfaces, industrial computers, and lasers.

Our products and services are sold to a diverse worldwide commercial and residential customer base in the transportation, industrial, pharmaceutical and healthcare markets. Our business environment is characterized by technological innovation and market growth. Our competitors include technology-driven suppliers of the same, as well as other functionally equivalent, products and services.

Infrastructure

Infrastructure (24.4%, 27.2% and 30.3% of consolidated revenues in 2004, 2003 and 2002, respectively) produces and sells, finances and services equipment for the air transportation and energy generation industries. We also produce, sell and service equipment for the rail transportation and water treatment industries.

Our operations are located in North America, Europe, Asia and South America.

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We also provide supplemental information for certain businesses within the Infrastructure segment for greater clarity as follows:

Aircraft Engines

Aircraft Engines produces, sells and services jet engines, turboprop and turbo shaft engines, and related replacement parts for use in military and commercial aircraft. Our military engines are used in a wide variety of aircraft including fighters, bombers, tankers, helicopters and surveillance aircraft and our commercial engines power aircraft in all categories of range: short/medium, intermediate and long-range, as well as executive and regional aircraft. We also produce engines through CFM International, a company jointly owned by GE and Snecma Moteurs of France, and a new engine is being designed and marketed in a joint venture with the Pratt & Whitney division of United Technologies Corporation.

We provide maintenance, component repair and overhaul services (MRO), including sales of replacement parts, for many models of engines, including repair and overhaul of engines manufactured by competitors.

The worldwide competition in aircraft jet engines and MRO (including parts sales) is intense. Both U.S. and export markets are important. Product development cycles are long and product quality and efficiency are critical to success. Research and development expenditures, both customer-financed and internally funded, are important in this business, as are focused intellectual property strategies and protection of key aircraft engine design, manufacture, repair and product upgrade technologies.

Potential sales for any engine are limited by, among other things, its technological lifetime, which may vary considerably depending upon the rate of advance in technology, the small number of potential customers and the limited number of relevant airframe applications. Aircraft engine orders tend to follow military and airline procurement cycles, although cycles for military and commercial engine procurement are different.

Aviation Services

Aviation Services is a global commercial aviation financial services business that offers a broad range of financial products to airlines, aircraft operators, owners, lenders and investors. Financial products include leases, aircraft purchasing and trading, loans, engine/spare parts financing, pilot training, fleet planning and financial advisory services. We operate in a highly competitive environment. Our competitors include aircraft manufacturers, banks, financial institutions, and other finance and leasing companies. Competition is based on lease rates and terms, as well as aircraft delivery dates, condition and availability.

Energy

Energy serves power generation, industrial, government and other customers worldwide with products and services related to energy production, distribution and management. In 2003, we made several acquisitions including Jenbacher A.G. of Austria. These acquisitions continue to improve our ability to serve our global customers and further add to the portfolio of complete solutions for the energy industry. The acquisition of Jenbacher A.G. added reciprocating gas engines to the portfolio. We offer wind turbines as part of our renewable energy portfolio, which also includes hydropower, solar, and geothermal technology. We also sell aircraft engine derivatives for use as

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industrial power sources. Gas turbines and generators are used principally in power plants for generation of electricity and for industrial cogeneration and mechanical drive applications. We are a worldwide supplier of gas turbines for Integrated Gasification Combined Cycle (IGCC) applications, having provided gas turbines for a significant number of the world's operating IGCC plants. IGCC systems convert coal and other hydrocarbons into synthetic gas which, after cleanup, is used as the primary fuel for gas turbines in combined-cycle systems. IGCC systems produce fewer air pollutants compared to traditional pulverized coal power plants. We sell steam turbines and generators to the electric utility industry and to private industrial customers for cogeneration applications. Nuclear reactors, fuel and support services for both new and installed boiling water reactors are also a part of this segment. We provide our customers with total solutions to meet their needs through a complete portfolio of aftermarket services, including equipment upgrades, contractual services agreements, repairs, equipment installation, monitoring and diagnostics, asset management and performance optimization tools, remote performance testing and Dry Low NOx (DLN) tuning. We continue to invest in advanced technology development that will provide more value to our customers and more efficient solutions that comply with today’s strict environmental regulations.

Worldwide competition for power generation products and services is intense. Demand for most power generation products and services is global and, as a result, is sensitive to the economic and political environment of each country in which we do business. Regional load growth requirements and demand side management are important factors. The availability of fuels and related prices have a large impact on demand.

Energy Financial Services

Energy Financial Services offers structured equity, leveraged leasing, partnerships, project finance and broad-based commercial finance to the global energy industry from wellhead to wall socket. We operate in a highly competitive environment. Our competitors include banks, financial institutions, energy companies, and other finance and leasing companies. Competition is based on price, that is interest rates and fees, as well as deal structure and terms. As we compete globally, our success is sensitive to the economic and political environment of each country in which we do business.

Oil & Gas

Oil & Gas offers advanced technology turbomachinery products and services for production, liquid natural gas, transportation, storage, refineries, petrochemical and distribution systems. We have leading technology in total pipeline integrity solutions including analysis and pipeline asset management.

Rail

Rail provides technology solutions for customers in a variety of industries including railroad, transit, mining, oil and gas, power generation, and marine. We serve customers in more than 100 countries. Our products include high horsepower diesel-electric locomotives as well as parts and services for locomotives, including locomotives manufactured by competitors.

With the launch of the Evolution Series™ Locomotive, we created our most technologically advanced, most fuel-efficient, diesel locomotive, while meeting or exceeding the EPA’s Tier II requirements. Commercial production of the GE Evolution Series™ locomotive began in January 2005.

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The GE suite of locomotive service offerings, designed to improve fleet efficiency and reduce operating expenses, includes repair services, locomotive enhancements, modernizations, and information-based services like remote monitoring and diagnostics. We provide train control products, railway management services, and signaling systems to increase service levels, optimize asset utilization, and streamline operations for railroad owners and operators by delivering leading edge tools that improve asset availability and reliability, optimize network planning, and control network execution to plan. We also offer leading drive technology solutions to the mining, transit, marine and stationary and drilling industries. Our motors operate in thousands of applications, from electrical drive systems for large haulage trucks used in the mining industry to transit cars and drilling rigs, and our engines are used for marine power as well as stationary power generation applications. We also provide gearing technology for critical applications such as wind turbines.

Other

Water offers productivity solutions for pure water including the supply of specialty chemicals, pumps, valves, filters and fluid handling equipment for improving the performance of water, wastewater and process systems.

For information about orders and backlog see page 13 of Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Exhibit 99(d).

NBC Universal

NBC Universal, Inc. (NBC Universal) (8.4%, 5.1% and 5.4% of consolidated revenues in 2004, 2003 and 2002, respectively) was formed in May 2004 upon the combination of NBC with Vivendi Universal Entertainment LLLP and certain related assets. NBC Universal is principally engaged in the broadcast of network television services to affiliated television stations within the United States; the production of live and recorded television programs; the production and distribution of motion pictures; the operation, under licenses from the Federal Communications Commission (FCC), of television broadcasting stations; the ownership of several cable/satellite networks around the world; the operation of theme parks; and investment and programming activities in multimedia and the Internet. The NBC Television Network is one of four major U.S. commercial broadcast television networks and serves more than 230 affiliated stations within the United States. Telemundo is a leading U.S. Spanish-language commercial broadcast television network. At December 31, 2004, we owned and/or operated 29 VHF and UHF television stations including those located in Birmingham, AL; Los Angeles, CA; San Diego, CA; Hartford, CT; Miami, FL; Chicago, IL; New York, NY; Raleigh-Durham, NC; Columbus, OH; Philadelphia, PA; Providence, RI; Dallas, TX; and Washington, DC. Broadcasting operations of the NBC Television Network, the Telemundo network, and the company’s owned stations are subject to FCC regulation. Our operations include investment and programming activities in cable television, principally through USA Network, Bravo, CNBC, SCI FI Channel, MSNBC, CNBC Europe, CNBC Asia Pacific, and entertainment channels across Europe and Latin America; equity investments in Arts and Entertainment, The History Channel, the Sundance Channel, ValueVision Media, Inc.; and a non-voting interest in Paxson Communications Corporation. Through a strategic alliance with Dow Jones, we operate CNBC Europe and CNBC Asia Pacific using the European and Asian business news resources of Dow Jones, and we use Dow Jones editorial resources in the United States. We have secured exclusive United States television rights to the 2006, 2008, 2010 and 2012 Olympic Games.

Our headquarters are in New York, New York and our operations are located in North America and Europe.

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